UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ONCONOVA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:

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Onconova Therapeutics, Inc., a Delaware corporation (“Onconova” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) as definitive additional materials pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, in connection with the solicitation of proxies by the Board of Directors for the Company’s Reconvened 2020 Annual Meeting of Stockholders (the “Reconvened Annual Meeting”). On April 23, 2020, Onconova filed a definitive proxy statement (the “2020 Proxy Statement”) and a definitive form of proxy card with the SEC in connection with the Company’s 2020 Annual Meeting of Stockholders held on May 27, 2020 (the “Annual Meeting”). On June 10, 2020, Onconova filed definitive additional proxy materials (the “June 10 Proxy Materials”) which included, among other materials, an updated form of proxy card (the “June 10 Proxy Card”), with the SEC in connection with the Reconvened Annual Meeting.

The June 10 Proxy Card asked stockholders to vote on the following proposals: (i) a proposal to amend the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split”, by a ratio of not less than one-for-five and not more than one-for-twenty-five, with the exact ratio to be set within this range by the Board of Directors in its sole discretion (“Proposal 2”); (ii) a proposal to adopt and approve Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated (“Proposal 7”); and (iii) a proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Reconvened Annual Meeting to approve Proposal Seven (“Proposal 8”). As previously disclosed in the June 10 Proxy Materials, the Company expects it will withdraw Proposal 2 at the Reconvened Annual Meeting based on stockholder feedback and will defer any reverse stock split until topline data from its pivotal Phase 3 “INSPIRE” trial are announced (expected during the second half of 2020), or as required by Nasdaq.

These definitive additional materials were first sent or made available to stockholders on or about June 12, 2020.

Updated Proxy Card

Attached hereto is a further updated proxy card for the Reconvened Annual Meeting (the “Updated Proxy Card”). After the filing of the June 10 Proxy Materials, the Company was informed by Broadridge Financial Solutions (“Broadridge”), which handles the Company’s proxy processing and tabulation for the Reconvened Annual Meeting (in addition to serving as the inspector of elections for the Reconvened Annual Meeting), that due to technical limitations, in order to properly tabulate votes at the Reconvened Annual Meeting, Broadridge requests the Company deliver a proxy card which includes all of the proposals submitted to stockholders for vote at the Annual Meeting and the Reconvened Annual Meeting. To accommodate Broadridge’s technical limitations, the Company has agreed to replace the June 10 Proxy Card with the Updated Proxy Card. The Updated Proxy Card includes Proposals 2, 7 and 8, similar to the June 10 Proxy Card. In addition, the Updated Proxy Card includes Proposals 1, 3, 4, 5 and 6, which were included in the 2020 Proxy Statement and voted upon at the Annual Meeting. The voting on Proposals 1, 3, 4, 5 and 6 is completed and those proposals are no longer eligible to be voted. Votes cast for Proposals 1, 3, 4, 5 or 6 will not be tabulated at the Reconvened Annual Meeting. The Updated Proxy Card replaces the June 10 Proxy Card in its entirety.

These definitive additional materials should be reviewed in conjunction with the 2020 Proxy Statement and the June 10 Proxy Materials. The information disclosed in these definitive additional materials is limited to changes from the information disclosed in the 2020 Proxy Statement, the June 10 Proxy Materials and the June 10 Proxy Card, and all information previously disclosed in the 2020 Proxy Statement and the June 10 Proxy Materials and not supplemented or otherwise modified herein remains in effect.

ONCONOVA THERAPEUTICS, INC.
375 PHEASANT RUN
NEWTOWN, PA 18940

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 25, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ONTX2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 25, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D19648-Z77756 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ONCONOVA THERAPEUTICS, INC.

AT THE RECONVENED ANNUAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 7 AND 8.

THE VOTING ON PROPOSALS 1, 3, 4, 5 AND 6 IS COMPLETED AND THOSE PROPOSALS ARE NO LONGER ELIGIBLE TO BE VOTED. VOTES ON THIS PROXY CARD CAST ON PROPOSALS 1, 3, 4, 5 AND 6 WILL NOT BE TABULATED.

N/A 1. Election of Directors — For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jerome E. Groopman
02) Michael B. Hoffman
03) Steven M. Fruchtman
04) James J. Marino
05) Viren Mehta
06) E. Premkumar Reddy
07) Jack E. Stover
08) Terri Shoemaker

	Proposal	For	Against	Abstain
	2. Proposal to amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a "reverse stock split", by a ratio of not less than one-for-five and not more than one-for-twenty-five, with the exact ratio to be set within this range by the Board of Directors in its sole discretion.	☐	☐	☐
N/A	3. Proposal to amend and restate the 2018 Omnibus Incentive Compensation Plan.	☐	☐	☐
N/A	4. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐
N/A	5. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
N/A	6. Proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the reverse stock split.	☐	☐	☐
	7. Proposal to approve Amendment 2020-01 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated.	☐	☐	☐
	8. Proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Reconvened Annual Meeting to approve proposal 7.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Reconvened Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. D19649-Z77756 ONCONOVA THERAPEUTICS, INC. Reconvened Annual Meeting of Stockholders Friday, June 26, 2020 10:30 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark Guerin and Steven M. Fruchtman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ONCONOVA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Reconvened Annual Meeting of Stockholders to be held at 10:30 AM, EDT on Friday, June 26, 2020, via a live webcast at www.virtualshareholdermeeting.com/ONTX2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side